UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2026 (April 15, 2026)
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Rockwell Automation, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-12383	25-1797617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1201 South Second Street
Milwaukee, Wisconsin 53204
(Address of principal executive offices, including zip code)
+1 (414) 382-2000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	ROK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
☐ Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 15, 2026, the Board of Directors (the “Board”) of Rockwell Automation, Inc. (the “Company”) approved a resolution to approve an increase in the number of directors of the Company from ten to eleven effective April 16, 2026, in accordance with the Company’s By-Laws.
On April 15, 2026, the Board elected David A. Zapico as a director of the Company effective April 16, 2026, and designated him as a member of the class of directors with a term expiring at our 2027 Annual Meeting of Shareowners. Mr. Zapico was appointed as a member of the Compensation and Talent Management Committee and Board Composition and Corporate Governance Committee effective April 16, 2026.
In connection with his election to the Board, Mr. Zapico will receive the standard equity and cash compensation paid to our non-employee directors and new non-employee directors upon first election to the Board, including shares of common stock with a value of $92,055 pursuant to our 2026 Long-Term Incentives Plan. Director compensation is more fully described in our definitive Proxy Statement dated December 22, 2025 for our 2026 Annual Meeting of Shareowners.
There is no arrangement or understanding between Mr. Zapico and any other person pursuant to which he was selected as a director. Mr. Zapico is not a party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries.
A copy of the Company’s press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
99	Press Release of the Company dated April 17, 2026.
104	Cover Page Interactive Data File, formatted in inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC.
(Registrant)

By	/s/ REBECCA W. HOUSE
Rebecca W. House
Senior Vice President, Chief People and Legal Officer and Secretary
Date: April 17, 2026

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release of the Company dated April 17, 2026.
104	Cover Page Interactive Data File, formatted in inline XBRL.